UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2007

HORIZON LINES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32627	74-3123672
(State or Other Jurisdiction of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4064 Colony Road, Suite 200

Charlotte, North Carolina 28211

(Address of Principal Executive Offices, including Zip Code)

(704) 973-7000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

OPTION GRANTS

On March 26, 2007, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Horizon Lines, Inc. (the “Company”) approved the grant by the Company, pursuant to its Amended and Restated Equity Incentive Plan (the “Plan”), of options (the “Options”) to certain employees of the Company and its subsidiaries, including the named executive officers, to purchase shares of its Common Stock at a price of $33.51 per share. No Option is currently vested or exercisable. Each Option is scheduled to vest and become fully exercisable on March 26, 2010, provided the employee who was granted such Option is continuously employed by the Company and its subsidiaries through such date.

The named executive officers of the Company were granted Options in the amounts set forth below:

Named Executive Officer	Number of Option Shares
Charles G. Raymond Chairman, President and Chief Executive Officer	30,000
John W. Handy Executive Vice President	20,000
M. Mark Urbania Senior Vice President-Finance and Administration and Chief Financial Officer	15,000
John V. Keenan Senior Vice President and Chief Transportation Officer	15,000
Brian W. Taylor Senior Vice President, Sales and Marketing	15,000

RESTRICTED STOCK GRANTS

On March 26, 2007, the Compensation Committee of the Company approved the grant by the Company, pursuant to the Plan, of restricted stock (the “Restricted Stock”) to certain employees of the Company and its subsidiaries, including the named executive officers. The shares of Restricted Stock will vest on March 26, 2010 if certain performance targets are achieved, provided the employee who was granted such Restricted Stock is continuously employed by the Company and its subsidiaries through such date.

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The named executive officers of the Company were granted Restricted Stock in the amounts set forth below:

Named Executive Officer	Number of Shares of Restricted Stock
Charles G. Raymond Chairman, President and Chief Executive Officer	15,000
John W. Handy Executive Vice President	10,000
M. Mark Urbania Senior Vice President-Finance and Administration and Chief Financial Officer	7,500
John V. Keenan Senior Vice President and Chief Transportation Officer	7,500
Brian W. Taylor Senior Vice President, Sales and Marketing	7,500

SAFE HARBOR STATEMENT

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements are those that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Words such as, but not limited to, “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “targets,” “projects,” “likely,” “will,” “would,” “could” and similar expressions or phrases identify forward-looking statements.

All forward-looking statements involve risks and uncertainties. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results.

In light of these risks and uncertainties, expected results or other anticipated events or circumstances discussed in this Current Report on Form 8-K might not occur. We undertake no obligation, and specifically decline any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON LINES, INC.
(Registrant)

Date: March 30, 2007	By:	/s/ M. Mark Urbania
M. Mark Urbania
Senior Vice President, Chief Financial Officer and Assistant Secretary

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